Exhibit 13

POWER OF ATTORNEY

Know all men by these presents:

That I, CHRISTINE C. MARCKS, President and Director of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity (SEC File No. 333-139334); Prudential Retirement Security Annuity II (SEC File
No. 333-145632); Prudential Retirement Security Annuity III (SEC File No. 333-170345); Prudential Retirement Security Annuity IV (SEC File No. 333-162553), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2011.

/S/ CHRISTINE C. MARCKS
CHRISTINE C. MARCKS President and Director

POWER OF ATTORNEY

Know all men by these presents:

That I, MICHAEL J. BRANDT, Director, Senior Vice President and Chief Financial Officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity (SEC File No. 333-139334); Prudential Retirement Security Annuity II (SEC File
No. 333-145632); Prudential Retirement Security Annuity III (SEC File No. 333-170345); Prudential Retirement Security Annuity IV (SEC File No. 333-162553) and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 6 day of April, 2011.

/s/ MICHAEL J. BRANDT
MICHAEL J. BRANDT Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Know all men by these presents:

That I, BERNARD J. JACOB, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity (SEC File No. 333-139334); Prudential Retirement Security Annuity II (SEC File
No. 333-145632); Prudential Retirement Security Annuity III (SEC File No. 333-170345); and Prudential Retirement Security Annuity IV (SEC File No. 333-162553), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of April, 2011.

/s/ BERNARD J. JACOB
BERNARD J. JACOB Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, JOHN J. KALAMARIDES, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity (SEC File No. 333-139334); Prudential Retirement Security Annuity II (SEC File
No. 333-145632); Prudential Retirement Security Annuity III (SEC File No. 333-170345); Prudential Retirement Security Annuity IV (SEC File No. 333-162553), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 7 day of April, 2011.

/s/ JOHN J. KALAMARIDES
JOHN J. KALAMARIDES Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, JAMES M. O’CONNOR, Director, Senior Vice President and Chief Actuary of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity (SEC File No. 333-139334); Prudential Retirement Security Annuity II (SEC File
No. 333-145632); Prudential Retirement Security Annuity III (SEC File No. 333-170345); and Prudential Retirement Security Annuity IV (SEC File No. 333-162553) and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2011.

/s/ JAMES M. O’CONNOR
JAMES M. O’CONNOR Director, Senior Vice President and Chief Actuary

POWER OF ATTORNEY

Know all men by these presents:

That I, GEORGE P. WALDECK, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity (SEC File No. 333-139334); Prudential Retirement Security Annuity II (SEC File
No. 333-145632); Prudential Retirement Security Annuity III (SEC File No. 333-170345); Prudential Retirement Security Annuity IV (SEC File No. 333-162553), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of April, 2011.

/s/ GEORGE P. WALDECK
GEORGE P. WALDECK Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, SCOTT G. SLEYSTER, Director and Executive Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity (SEC File No. 333-139334); Prudential Retirement Security Annuity II (SEC File
No. 333-145632); Prudential Retirement Security Annuity III (SEC File No. 333-170345); Prudential Retirement Security Annuity IV (SEC File No. 333-162553), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2011.

/s/ SCOTT G. SLEYSTER
SCOTT G. SLEYSTER Director and Executive Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, ROBERT MCLAUGHLIN, Controller and Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity (SEC File No. 333-139334); Prudential Retirement Security Annuity II (SEC File
No. 333-145632); Prudential Retirement Security Annuity III (SEC File No. 333-170345); and Prudential Retirement Security Annuity IV (SEC File No. 333-162553), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2011.

/s/ ROBERT MCLAUGHLIN
ROBERT MCLAUGHLIN Controller and Vice President